UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21842
                                                     ---------

                   First Trust Strategic High Income Fund II
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                 ---------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                    Date of reporting period: April 30, 2012
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                FIRST TRUST
                                STRATEGIC
                                HIGH INCOME
                                FUND II




                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2012





FIRST TRUST          BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2012

 Shareholder Letter.........................................................   1
 At A Glance................................................................   2
 Portfolio Commentary ......................................................   3
 Portfolio of Investments...................................................   6
 Statement of Assets and Liabilities........................................  14
 Statement of Operations....................................................  15
 Statements of Changes in Net Assets........................................  16
 Statement of Cash Flows....................................................  17
 Financial Highlights.......................................................  18
 Notes to Financial Statements..............................................  19
 Additional Information.....................................................  28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2012


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,


/s/ James A. Bowen


James A. Bowen
Chairman of the Board of Trustees of First Trust Strategic High Income Fund II and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
"AT A GLANCE"
AS OF APRIL 30, 2012 (UNAUDITED)

-------------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------------
Symbol on New York Stock Exchange                               FHY
Common Share Price                                              $17.34
Common Share Net Asset Value ("NAV")                            $16.69
Premium (Discount) to NAV                                         3.89%
Net Assets Applicable to Common Shares                    $135,437,434
Current Monthly Distribution per Common Share (1)              $0.1300
Current Annualized Distribution per Common Share               $1.5600
Current Distribution Rate on Closing Common Share Price (2)       9.00%
Current Distribution Rate on NAV (2)                              9.35%
-------------------------------------------------------------------------


-------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)(5)
-------------------------------------------------------------------------
                Common Share Price                    NAV
4/11                  15.48                          17.16
                      15.15                          17.16
                      15.69                          17.22
                      15.66                          17.34
5/11                  15.87                          17.28
                      15.63                          17.10
                      15.54                          16.95
                      15.12                          16.80
6/11                  15.60                          16.77
                      15.45                          16.80
                      15.60                          16.98
                      15.39                          16.95
                      15.54                          17.04
7/11                  15.27                          17.01
                      14.40                          16.47
                      14.10                          15.78
                      14.10                          15.99
8/11                  14.22                          15.78
                      14.52                          15.99
                      14.22                          15.96
                      14.43                          15.90
                      14.10                          15.48
9/11                  13.83                          15.09
                      13.12                          14.84
                      13.46                          15.29
                      13.75                          15.65
                      14.53                          16.18
10/11                 14.51                          16.17
                      14.22                          16.03
                      14.44                          15.88
                      14.35                          15.73
11/11                 14.23                          15.48
                      14.44                          15.68
                      14.57                          15.81
                      14.50                          15.81
                      15.12                          15.91
12/11                 15.28                          16.00
                      15.08                          16.02
                      15.15                          16.14
                      15.71                          16.28
1/12                  16.20                          16.51
                      16.63                          16.49
                      16.89                          16.42
                      16.60                          16.53
2/12                  17.66                          16.64
                      17.48                          16.62
                      17.41                          16.52
                      17.06                          16.56
                      17.15                          16.56
3/12                  17.31                          16.62
                      17.07                          16.49
                      17.09                          16.45
                      17.36                          16.54
                      17.35                          16.67
4/12                  17.34                          16.69


-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                                    Average Annual Total Return
                                                                              -------------------------------------
                                           6 Months Ended    1 Year Ended     5 Years Ended   Inception (3/28/2006)
                                              4/30/2012        4/30/2012        4/30/2012          to 4/30/2012
FUND PERFORMANCE (3)
NAV                                             8.34%            8.89%          -10.30%           -6.28%
Market Value                                   25.44%           25.41%          -10.36%           -6.40%
INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index       6.46%            7.53%            9.03%            9.16%
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
                                                           % OF TOTAL
 ASSET CLASSIFICATION                                     INVESTMENTS
----------------------------------------------------------------------
Corporate Bonds and Notes                                     79.3%
Residential Mortgage-Backed Securities                         8.8
Foreign Corporate Bonds and Notes                              5.6
Manufactured Housing Loans                                     3.1
Commercial Mortgage-Backed Securities                          2.9
Senior Floating-Rate Loan Interests                            0.3
Collateralized Debt Obligations                                0.0*
Equity                                                         0.0*
U.S. Government Agency Mortgage-Backed Securities              0.0*
-------------------------------------------------------------------
                                                     Total   100.0%
                                                             ======
* Amount is less than 0.1%.


---------------------------------------------------------
                                              % OF TOTAL
                                            FIXED-INCOME
 CREDIT QUALITY (4)                          INVESTMENTS
--------------------------------------------------------
AAA                                               1.0%
A-                                                1.1
BBB-                                              4.0
BB+                                               6.4
BB                                                9.7
BB-                                              13.4
B+                                               14.6
B                                                14.1
B-                                               17.2
CCC+                                              9.8
CCC                                               1.3
CCC-                                              0.4
CC                                                3.7
C                                                 1.8
D                                                 1.1
NR                                                0.4
------------------------------------------------------
                                        Total   100.0%
                                                ======


(1) Most recent distribution paid or declared through 4/30/2012. Subject to change in the future. The distribution was increased subsequent to 4/30/2012. See Note 10-Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

(5) All Common Share prices and NAVs have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

NR    Not rated.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2012


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $150 billion in assets under management as of March 31, 2012. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity and also offers a range of public and private investment products and services. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets.

The public market activities of Brookfield, an SEC-registered investment advisor, complement the firm's core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London.

PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high-yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson joined Brookfield in 2006 and has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a Bachelor of Arts in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society. He holds the Chartered Financial Analyst ("CFA") designation.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks joined Brookfield in 2002 and is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as structured investment vehicles ("SIVs"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the CFA designation.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK
High Yield

Following a challenging summer, markets turned decidedly positive, producing strong returns for the six-month period ended April 30, 2012. High-yield bonds returned 6.5% as the spread narrowed from 707 basis points to 604 basis points. In addition to spread narrowing, the yield on the benchmark 10-year U.S. Treasury bond fell from 2.35% to 1.91%, which provided a tailwind for the high-yield market. Equity returns, as measured by the Russell 2000 Index, were positive at 11.03%. High-yield bonds tend to be positively correlated to the Russell 2000 Index; therefore, we monitor the index closely.

In the fourth calendar quarter of 2011, markets recovered from a summer sell-off which had been triggered by yet another bout of concern over the health of the weaker European countries, particularly Greece. In the first calendar quarter of 2012, investors remained positive as fears of a double-dip recession in the U.S. receded. At the end of the period, we saw a modest short-lived scare that the Federal Reserve might not be able to keep interest rates low through 2014 as promised. Despite this, the high-yield market turned in its strongest first quarter performance since 2003.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The spread between high-yield bonds and the 10-year U.S. Treasury, which had risen with recession fears in mid-2011, continued their recovery as confidence in the U.S. economy returned. Current spreads of 604 basis points remain much wider than the 400 - 500 basis points we would normally expect to see at this point in the credit cycle. As such, we believe the market continues to represent value to investors. Although, with the market as a whole now trading above par, further price appreciation is likely to be limited. As is typical in a bull market, the more volatile CCC-rated securities outperformed over the period, returning 8.5%, compared with 5.9% from the more conservative BB-rated securities.

Corporate credit has been sound for the past two years, and remained so, with the default rate steady at 2.1%.(1) Note that this year's default rate of 2.1% remains well below the market's 25-year average default rate of 4.2%.(2)

Credit ratings agencies confirmed the improving trend in corporate credit, by upgrading 1.1 times as many high-yield companies as were downgraded in the past 12 months.(3) This means that credit is still improving, albeit at a slower rate than before. We noted that companies reported generally good earnings through the fourth quarter of 2011 (the latest reporting period); however, we saw some decline in the rate of improvement, with more companies reporting pressure on their costs.

Supply and demand was generally positive during the six-month reporting period and high-yield mutual funds continued to experience strong inflows.(4) New issue volume was strong as well, accelerating to an all-time quarterly record of $96.8 billion, up from $35.5 billion last quarter and above the previous record of $81.8 billion posted in the second quarter of last year. Overall, with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available for reasonably creditworthy names and report some challenges buying good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near-term maturities.

Brookfield has been positive on the high-yield market, noting the robust credit quality, good corporate liquidity, and excellent progress on the part of corporate treasurers in managing their debt structures. The high-yield market agreed and returns were positive. As these fundamentals remain in place, we continue to view the market favorably over the medium term, absent any changes in the macro environment. Nonetheless, we also believe that significant further potential upside appreciation is limited due to the decline in spreads and the return of the average price of the market to above par. While we would typically expect the spread to be 100 - 150 basis points narrower than current levels, we note the unusually depressed level of the benchmark Treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the market trading at yield levels within 50 basis points of all-time lows, our enthusiasm is somewhat tempered at this point.

Given our expectation of moderate economic growth, modestly increasing defaults, although no general recession, we believe that high-yield investors are adequately, although not generously compensated, at current yield spread levels. We remain skeptical that the problems in Europe are permanently addressed, and wonder if investors might not question the health of the United States' balance sheet after the November election. With these risks outstanding, we expect high-yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high-yield market, the investment landscape remains attractive.

Securitized Products

Securitized Products performed well during the six-month period, with "Risk On" being the dominant theme. Trading activity was brisk for the period as large amounts of supply met strong demand from insurance companies and money managers. Supply included the last of Maiden Lane II, the Fed's Special Purpose Vehicle ("SPV") that purchased AIG's structured assets during the 2008 crisis. Although issuance of Residential Mortgage-Backed Securities ("RMBS") continued to be light, there were three new issue deals announced in the first quarter, two with new prime collateral and one with re-performing subprime collateral. Commercial mortgage-backed securities ("CMBS") issuance continued its recovery with $4 billion in new deals this quarter.

Economic signs have been stronger in the U.S., especially as warm weather seems to have pulled forward some of the consumption typically associated with a second quarter spring thaw. Unemployment continues to fall and consumer confidence is rising. Given the data and minutes from the Federal Open Market Committee meeting, a third round of Fed bond buying, so called "QE3", now seems unlikely. Government policy remains accommodative and the low-yield environment is drawing investors toward higher yielding sectors such as RMBS and CMBS. European news was generally mixed but the strong uptake of Long-Term Refinancing Operations II ("LTRO") buoyed European markets and kept global investors feeling bullish. This bullish sentiment has also caused yields to converge as the premium for riskier assets has narrowed, which has increased our preference for stability and income.

From a real estate fundamental perspective, our current projection for home prices is a further decline of 6.2% for the 2012 year-end. This is a reduction from our 9.2% decline projection at year-end. As we approach a nadir in the national averages, we expect to see more regional real estate markets tighten and for strategic default to look less appealing to underwater borrowers.

-----------------------
(1) JP Morgan, High Yield Default Monitor, May 1, 2012 p. 2.
(2) JP Morgan, High Yield Default Monitor, May 1, 2012 p. 2.
(3) JP Morgan, High Yield Default Monitor, May 1, 2012 p. 10.
(4) Credit Suisse "Leveraged Finance Strategy Update," April 2, 2012, p. 2.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

More than 90% of new mortgages, including refinancing, are now guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, so any changes to government programs could be an important driver of performance. Based on the published score card memo, we now believe that the Federal Housing Finance Agency will begin attempting to combine Fannie Mae and Freddie Mac and to sell first loss protection in some future RMBS transactions. We also expect continued increases in Ginnie Mae's insurance premiums as this is the only source of funds to replenish its dwindling reserve fund. These dynamics work against the White House's policies expanding credit access. On the margin, this will most likely result in a stalemate and a low chance of greatly expanded credit.

Last quarter, we posted positive returns in structured products on improving forecasts for collateral performance and lower required yields from investors. These dynamics are still intact as we enter the second quarter. With a contraction in the premium for risk, we remain focused on stability and income. We believe bonds with these characteristics will be the first choice for more conventional investors dipping a toe back into this market. By contrast, more volatile bonds tend to rally more with a "risk on" market; however, if their fundamental risks remain unresolved, it will be difficult to harvest the paper gain. For these reasons, we continue to emphasize senior Prime RMBS, CMBS and seasoned Manufactured Housing.

PERFORMANCE ANALYSIS

For the six months ended April 30, 2012, the Fund had a total return(5) of 8.34% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -10.27% to a premium to NAV of 3.89%, resulting in a total return5 of 25.44%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 6.46% for the six months ended April 30, 2012. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

Contributors to the Fund's performance included USG Corp, Pulte Group and American Reprographics. USG Corp, a building products company, and Pulte Group, a homebuilder, both benefitted from an improved outlook for residential home construction. American Reprographics, a printing company, recovered after underperforming in the prior period. Within the Fund's securitized products allocation, CMBS was a strong contributor, including the AJ class of Greenwich Capital Commercial Fund Corp. Series 2007-GG11, a Vornado CMBS class D Note and an RMBS bond, Residential Accredit Loans, Inc. Series 2007-QS6 A2, which has a particularly high inverse floating coupon.

Detractors from performance included Niska Gas, a natural gas storage company, whose bonds fell on weakness in natural gas prices. An additional detractor from performance included BALL 2005-MIB L, a junior CMBS that has suffered as more loans fell delinquent but which we feel will recover well.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

DISCLOSURE

Fixed-income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Investments in below-investment grade ("high-yield" or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk.

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," "should," "intend," or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Opinions expressed herein are as of April 30, 2012 and subject to change.

-----------------------
(5) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS
APRIL 30, 2012 (UNAUDITED)


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
CORPORATE BONDS AND NOTES - 107.2%

                   AUTOMOTIVE - 5.3%
$      1,750,000   American Axle & Manufacturing, Inc. (a)......       7.88%      03/01/17        $  1,815,625
       1,500,000   Ford Motor Co. (a)...........................       6.50%      08/01/18           1,695,000
       1,950,000   Pittsburgh Glass Works LLC (a) (b)...........       8.50%      04/15/16           1,930,500
         425,000   Tenneco, Inc. ...............................       6.88%      12/15/20             459,000
       1,270,000   Visteon Corp. (a)............................       6.75%      04/15/19           1,314,450
                                                                                                  ------------
                                                                                                     7,214,575
                                                                                                  ------------
                   BASIC INDUSTRY - 18.5%
       1,715,000   AK Steel Corp. (a)...........................       7.63%      05/15/20           1,654,975
       1,675,000   Arch Coal, Inc. (a)..........................       8.75%      08/01/16           1,687,563
       1,750,000   Associated Materials LLC (a).................       9.13%      11/01/17           1,583,750
         500,000   Building Materials Corp. of America (b)......       6.75%      05/01/21             521,875
         775,000   Consol Energy, Inc. (a)......................       8.25%      04/01/20             817,625
       1,160,000   Georgia-Pacific LLC (a)......................       7.38%      12/01/25           1,459,413
         415,000   Georgia-Pacific LLC (a)......................       7.25%      06/01/28             498,588
       1,750,000   Hexion U.S. Finance Corp./Hexion Nova
                      Scotia Finance ULC (a)....................       8.88%      02/01/18           1,841,875
       1,100,000   Huntsman International LLC (a)...............       8.63%      03/15/21           1,260,875
       1,750,000   Ply Gem Industries, Inc. (a).................       8.25%      02/15/18           1,728,125
       1,700,000   Polymer Group, Inc. (a)......................       7.75%      02/01/19           1,823,250
       1,600,000   Steel Dynamics, Inc. (a).....................       7.63%      03/15/20           1,768,000
       1,250,000   United States Steel Corp. (a)................       7.00%      02/01/18           1,287,500
         675,000   United States Steel Corp. (a)................       7.38%      04/01/20             693,563
       2,100,000   USG Corp. (a) (c)............................       9.75%      01/15/18           2,157,750
       1,225,000   Verso Paper Holdings LLC/Verso Paper,
                      Inc. (b)..................................      11.75%      01/15/19           1,318,406
       1,725,000   Westlake Chemical Corp. (a)..................       6.63%      01/15/16           1,768,125
       1,355,000   Xerium Technologies, Inc. (a)................       8.88%      06/15/18           1,138,200
                                                                                                  ------------
                                                                                                    25,009,458
                                                                                                  ------------
                   CAPITAL GOODS - 10.3%
       1,750,000   Berry Plastics Corp. (a).....................       9.50%      05/15/18           1,863,750
       1,750,000   Coleman Cable, Inc. (a)......................       9.00%      02/15/18           1,855,000
       1,700,000   Crown Cork & Seal Co., Inc. (a)..............       7.38%      12/15/26           1,785,000
       1,255,000   Mueller Water Products, Inc. (a).............       7.38%      06/01/17           1,264,412
       1,750,000   Owens-Illinois, Inc. (a).....................       7.80%      05/15/18           1,986,250
       2,100,000   Reynolds Group Issuer, Inc./Reynolds Group
                     Issuer LLC (a) (b).........................       9.00%      04/15/19           2,121,000
       1,100,000   Terex Corp. (a)..............................       8.00%      11/15/17           1,157,750
         650,000   Terex Corp. .................................       6.50%      04/01/20             669,500
       1,125,000   Trimas Corp. (a).............................       9.75%      12/15/17           1,254,375
                                                                                                  ------------
                                                                                                    13,957,037
                                                                                                  ------------
                   CONSUMER CYCLICAL - 6.9%
       1,100,000   ACCO Brands Corp. (a)........................      10.63%      03/15/15           1,202,245
         750,000   ACE Hardware Corp. (a) (b)...................       9.13%      06/01/16             789,383
       1,750,000   Levi Strauss & Co. (a).......................       7.63%      05/15/20           1,887,812
       1,775,000   Limited Brands, Inc. (a).....................       7.60%      07/15/37           1,801,625
         560,000   Neiman Marcus Group, Inc. (a)................      10.38%      10/15/15             589,406


Page 6                                     See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
CORPORATE BONDS AND NOTES - (Continued)

                   CONSUMER CYCLICAL - (Continued)
$      1,725,000   Pharmaceutical Product Development,
                      Inc. (b)..................................       9.50%        12/01/19      $  1,897,500
         550,000   Phillips-Van Heusen Corp. (a)................       7.38%        05/15/20           610,500
         550,000   Rite Aid Corp. (a)...........................       9.75%        06/12/16           614,625
                                                                                                  ------------
                                                                                                     9,393,096
                                                                                                  ------------
                   CONSUMER NON-CYCLICAL - 3.4%
       1,700,000   B&G Foods, Inc. (a)..........................       7.63%        01/15/18         1,836,000
       1,069,000   C&S Group Enterprises LLC (b)................       8.38%        05/01/17         1,138,485
         425,000   Cott Beverages, Inc. (a).....................       8.13%        09/01/18           462,187
       1,000,000   Easton-Bell Sports, Inc. (a).................       9.75%        12/01/16         1,111,250
                                                                                                  ------------
                                                                                                     4,547,922
                                                                                                  ------------
                   ENERGY - 19.1%
       1,700,000   Breitburn Energy Partners LP/Breitburn
                      Finance Corp. (a).........................       8.63%        10/15/20         1,819,000
         425,000   Calfrac Holdings LP (a) (b)..................       7.50%        12/01/20           418,625
       1,475,000   Chaparral Energy, Inc. ......................       8.88%        02/01/17         1,547,835
       1,675,000   Crosstex Energy LP/Crosstex Energy
                      Finance Corp. (a).........................       8.88%        02/15/18         1,804,812
       2,060,000   EV Energy Partners LP/EV Energy
                      Finance Corp. ............................       8.00%        04/15/19         2,111,500
         787,000   GMX Resources, Inc. (a) (b)..................      11.00%        12/01/17           672,885
       1,050,000   Hercules Offshore LLC (a) (b)................      10.50%        10/15/17         1,102,500
       1,700,000   Hilcorp Energy I LP/Hilcorp Finance
                      Co. (a) (b)...............................       8.00%        02/15/20         1,865,750
       1,750,000   Key Energy Services, Inc. (a)................       6.75%        03/01/21         1,811,250
         800,000   Linn Energy LLC Linn Energy Finance
                      Corp. ....................................       7.75%        02/01/21           848,000
         945,000   Linn Energy LLC/Linn Energy Finance
                       Corp. (a)................................       8.63%        04/15/20         1,037,138
       1,750,000   McJunkin Red Man Corp. (a)...................       9.50%        12/15/16         1,938,125
       1,840,000   Niska Gas Storage US LLC/Niska Gas
                      Storage Canada ULC (a)....................       8.88%        03/15/18         1,743,400
       1,275,000   Pioneer Natural Resources Co. (a)............       6.65%        03/15/17         1,452,819
       1,675,000   Plains Exploration & Production Co. (a)......       7.63%        06/01/18         1,792,250
         650,000   Quicksilver Resources, Inc. (a)..............      11.75%        01/01/16           687,375
         600,000   Sesi LLC (a).................................       6.88%        06/01/14           604,500
         250,000   Vanguard Natural Resources LLC/VNR
                      Finance Corp. ............................       7.88%        04/01/20           250,938
       2,100,000   Venoco, Inc. (a).............................       8.88%        02/15/19         1,979,250
         415,000   W&T Offshore, Inc. ..........................       8.50%        06/15/19           439,900
                                                                                                  ------------
                                                                                                    25,927,852
                                                                                                  ------------
                   FINANCIAL SERVICES - 1.1%
       1,475,000   Level 3 Financing, Inc. (b)..................       8.63%        07/15/20         1,548,750
                                                                                                  -------------
                   HEALTHCARE - 2.8%
       1,750,000   HCA, Inc. (a)................................       8.00%        10/01/18         1,953,437
         900,000   Health Management Associates, Inc. (b).......       7.38%        01/15/20           941,625


                      See Notes to Financial Statements                   Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
CORPORATE BONDS AND NOTES - (Continued)

                   HEALTHCARE - (Continued)
$      1,045,000   Inventiv Health, Inc. (b)....................        10.00%       08/15/18     $    943,113
                                                                                                  ------------
                                                                                                     3,838,175
                                                                                                  ------------
                   MEDIA - 9.3%
       1,700,000   American Reprographics Co. (a)...............        10.50%       12/15/16        1,721,250
       1,700,000   Cablevision Systems Corp. (a)................         8.63%       09/15/17        1,874,250
       1,700,000   CCO Holdings LLC/CCO Holdings Capital
                     Corp. (a)..................................         8.13%       04/30/20        1,912,500
       1,700,000   Clear Channel Communications, Inc. (a).......         9.00%       03/01/21        1,547,000
       1,700,000   Deluxe Corp. (a).............................         7.38%       06/01/15        1,738,250
       1,700,000   Lamar Media Corp. (a)........................         7.88%       04/15/18        1,867,875
       1,700,000   Mediacom LLC/Mediacom Capital Corp. (a)......         9.13%       08/15/19        1,861,500
                                                                                                  ------------
                                                                                                    12,522,625
                                                                                                  ------------
                   REAL ESTATE - 1.3%
       1,750,000   Realogy Corp. (a) (b)........................         7.88%       02/15/19        1,723,750
                                                                                                  ------------
                   SERVICES - 18.3%
       1,650,000   AMC Entertainment, Inc. (a)..................         8.75%       06/01/19        1,767,562
       1,750,000   Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (a).........................         8.25%       01/15/19        1,841,875
         850,000   Beazer Homes USA, Inc. (a)...................         9.13%       06/15/18          726,750
       1,400,000   Caesars Entertainment Operating Co., Inc. (a).       11.25%       06/01/17        1,554,000
         650,000   Caesars Entertainment Operating Co., Inc. (b).        8.50%       02/15/20          671,125
         800,000   Cenveo Corp. ................................         8.88%       02/01/18          740,000
       1,750,000   Citycenter Holdings LLC/Citycenter
                      Finance Corp. (a).........................         7.63%       01/15/16        1,863,750
         600,000   FireKeepers Development Authority (a) (b)....        13.88%       05/01/15          663,000
       1,650,000   Iron Mountain, Inc. (a)......................         8.75%       07/15/18        1,722,188
       1,700,000   Marina District Finance Co., Inc. (a)........         9.88%       08/15/18        1,640,500
       1,750,000   MGM Resorts International (a)................         7.63%       01/15/17        1,824,375
         525,000   MGM Resorts International (b)................         8.63%       02/01/19          572,906
         542,700   MTR Gaming Group, Inc. ......................        11.50%       08/01/19          545,414
       1,000,000   National Cinemedia LLC (b)...................         6.00%       04/15/22        1,022,500
       1,700,000   Palace Entertainment Holdings LLC/Palace
                      Entertainment Holdings Corp. (a) (b)......         8.88%       04/15/17        1,759,500
       2,100,000   Pulte Group, Inc. (a)........................         6.38%       05/15/33        1,758,750
         875,000   RSC Equipment Rental, Inc./RSC
                      Holdings III LLC (a)......................        10.25%       11/15/19          988,750
         875,000   RSC Equipment Rental, Inc./RSC
                      Holdings LLC .............................         8.25%       02/01/21          949,375
       2,100,000   Standard Pacific Corp. (a)...................         8.38%       05/15/18        2,231,250
                                                                                                  ------------
                                                                                                    24,843,570
                                                                                                  ------------
                   TECHNOLOGY & ELECTRONICS - 2.7%
          88,000   First Data Corp. ............................         9.88%       09/24/15           89,100
       1,750,000   First Data Corp. (a) (b).....................         8.25%       01/15/21        1,732,500
       1,775,000   Freescale Semiconductor, Inc. (a)............         8.05%       02/01/20        1,797,187
                                                                                                  ------------
                                                                                                     3,618,787
                                                                                                  ------------

Page 8                           See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
CORPORATE BONDS AND NOTES - (Continued)

                   TELECOMMUNICATIONS - 6.4%
$        860,000   Cincinnati Bell, Inc. (a)....................     8.25%         10/15/17       $    894,400
         900,000   Cincinnati Bell, Inc. (a)....................     8.75%         03/15/18            848,250
       1,750,000   Frontier Communications (a)..................     7.13%         03/15/19          1,754,375
       1,700,000   PAETEC Holding Corp. (a).....................     9.88%         12/01/18          1,933,750
       1,450,000   Qwest Corp. (a)..............................     6.88%         09/15/33          1,462,687
       1,725,000   Windstream Corp. (a).........................     7.00%         03/15/19          1,768,125
                                                                                                  ------------
                                                                                                     8,661,587
                                                                                                  ------------
                   UTILITY - 1.8%
       1,700,000   Calpine Corp. (a) (b)........................     7.25%         10/15/17          1,823,250
         875,000   Edison Mission Energy (a)....................     7.00%         05/15/17            551,250
                                                                                                  ------------
                                                                                                     2,374,500
                                                                                                  ------------
                   TOTAL CORPORATE BONDS AND NOTES .........................................       145,181,685
                                                                                                  ------------
                   (Cost $140,322,705)

MORTGAGE-BACKED SECURITIES - 12.3%

                   COLLATERALIZED MORTGAGE OBLIGATIONS - 9.9%
                   Banc of America Mortgage Securities
         299,507     Series 2007-1, Class 1A26 .................     6.00%        03/25/37             269,502
                   Citicorp Mortgage Securities, Inc.
       2,520,358     Series 2007-2, Class 1A3 ..................     6.00%        02/25/37           2,449,383
                   Citigroup Mortgage Loan Trust, Inc.
         846,481     Series 2006-AR6, Class 1A1 (d).............     5.85%        08/25/36             744,398
         885,401     Series 2007-AR4, Class 1A1A (d)............     5.81%        03/25/37             773,578
                   Countrywide Alternative Loan Trust
         292,679     Series 2006-41CB, Class 2A14 ..............     6.00%        01/25/37             192,774
                   Countrywide Home Loan Mortgage Pass
                     Through Trust
       1,418,365     Series 2005-27, Class 2A1 .................     5.50%        12/25/35           1,281,969
         371,354     Series 2006-21, Class A8 ..................     5.75%        02/25/37             298,881
       1,052,733     Series 2007-10, Class A5 ..................     6.00%        07/25/37             790,634
                   HarborView Mortgage Loan Trust
       3,597,355     Series 2005-9, Class B10 (d) (e)...........     1.99%        06/20/35             176,006
                   MASTR Asset Securitization Trust
         366,747     Series 2006-2, Class 1A10 (d)..............     6.00%        06/25/36             319,254
                   Residential Accredit Loans, Inc.
         237,760     Series 2007-Q56, Class A2 (d)..............    53.60%        04/25/37             550,854
                   Residential Asset Securitization Trust
       1,366,975     Series 2005-A8CB, Class A11 ...............     6.00%        07/25/35           1,151,381
                   Structured Asset Securities Corp.
         186,808     Series 2003-10, Class A ...................     6.00%        04/25/33             196,099

                       See Notes to Financial Statements                  Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
MORTGAGE-BACKED SECURITIES - (Continued)

                   COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
                   Wells Fargo Mortgage Backed Securities Trust
$      1,392,007     Series 2006-8, Class A15 ..................        6.00%        07/25/36     $  1,290,312
         161,000     Series 2006-AR1, Class 2A5 (d).............        5.37%        03/25/36          150,113
       1,264,365     Series 2007-3, Class 1A10 .................        5.50%        04/25/37        1,155,363
          92,223     Series 2007-6, Class A6 ...................        6.00%        05/25/37           79,165
         522,981     Series 2007-7, Class A38 ..................        6.00%        06/25/37          485,348
         385,791     Series 2007-7, Class A6 ...................        6.00%        06/25/37          375,083
         131,710     Series 2007-8, Class 1A16 .................        6.00%        07/25/37          122,350
         571,628     Series 2007-8, Class 2A2 ..................        6.00%        07/25/37          561,319
                                                                                                  ------------
                                                                                                    13,413,766
                                                                                                  ------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.4%
                   Banc of America Large Loan, Inc.
       3,000,000     Series 2005-MIB1, Class L (d) (f) (g)......        3.24%        03/15/22          975,321
                   Countrywide Alternative Loan Trust
         239,345     Series 2007-11T1, Class A37 (d)............       38.59%        05/25/37          411,567
                   Greenwich Capital Commercial Funding Corp.
       1,180,000     Series 2007-GG11, Class AJ (d).............        6.00%        12/10/49          767,292
                   Vornado DP LLC
         930,000     Series 2010-VNO, Class D (b)...............        6.36%        09/13/28          983,200
                   Washington Mutual Alternative Mortgage
                     Pass-Through Certificates
          75,190     Series 2007-5, Class A11 (d)...............       38.05%        06/25/37          123,614
                                                                                                  ------------
                                                                                                     3,260,994
                                                                                                  ------------
                   TOTAL MORTGAGE-BACKED SECURITIES ........................................        16,674,760
                                                                                                  ------------
                   (Cost $17,671,456)

ASSET-BACKED SECURITIES - 7.8%

                   Ace Securities Corp.
       1,220,000     Series 2003-MH1, Class A4 (b)..............       6.50%        08/15/30         1,301,051
                   BankAmerica Manufactured Housing Contract
                     Trust II
       2,300,000     Series 1997-1, Class B1 (e)................       6.94%        06/10/21         2,017,638
                   Bombardier Capital Mortgage Securitization
                     Corp.......................................
         295,600     Series 1999-B, Class A1B ..................       6.61%        12/15/29           173,810
       1,701,430     Series 1999-B, Class A3 ...................       7.18%        12/15/29         1,023,878
                   Citigroup Mortgage Loan Trust, Inc.
       2,301,000     Series 2003-HE3, Class M4 (d)..............       3.24%        12/25/33           700,255
                   Conseco Finance Securitizations Corp.
       2,258,312     Series 2000-6, Class M1 ...................       7.72%        09/01/31           564,105
       1,363,233     Series 2001-3, Class M1 ...................       7.15%        05/01/33           783,133
                   Countrywide Asset-Backed Certificates
          26,791     Series 2004-6, Class 2A5 (d)...............       0.63%        11/25/34            24,821
         752,166     Series 2006-13, Class 3AV2 (d).............       0.39%        01/25/37           518,902
                   Credit Suisse First Boston Mortgage
                     Securities Corp.
         256,084     Series 2002-MH3, Class A ..................       6.70%        12/25/31           273,187

Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
ASSET-BACKED SECURITIES - (Continued)

                   Green Tree Financial Corp.
$      1,191,582     Series 1996-6, Class B1 ...................       8.00%       09/15/27       $    270,810
         133,943     Series 1997-4, Class B1 ...................       7.23%       02/15/29             10,880
         764,333     Series 1998-4, Class M1 ...................       6.83%       04/01/30            373,799
       2,746,223     Series 1999-3, Class M1 ...................       6.96%       02/01/31            294,915
                   GSAMP Trust
       2,871,671     Series 2006-S3, Class A2 (g)...............       6.27%       05/25/36            120,313
       2,949,839     Series 2006-S5, Class A1 (d)...............       0.33%       09/25/36             53,068
                   IMC Home Equity Loan Trust
       2,679,129     Series 1997-3, Class B ....................       7.87%       08/20/28          1,152,510
       2,564,135     Series 1997-5, Class B ....................       7.59%       11/20/28            517,203
                   Independence III CDO, Ltd.
       7,000,000     Series 3A, Class C1 (d) (f) (h)............       2.97%       10/03/37             26,950
                   New Century Home Equity Loan Trust
         198,000     Series 2005-A, Class A5 ...................       5.14%       08/25/35            108,319
                   Oakwood Mortgage Investors, Inc.
         931,923     Series 1999-B, Class M1 ...................       7.18%       12/15/26            200,918
                   Park Place Securities, Inc.
         212,569     Series 2004-WCW1, Class M8 (d).............       3.74%       09/25/34                984
       1,268,721     Series 2004-WCW2, Class M10 (d) (f)........       2.99%       10/25/34             28,441
                   Summit CBO I, Ltd.
       4,093,795     Series 1A, Class B (d) (f) (e).............       1.71%       05/23/12                 41
                                                                                                  ------------
                   TOTAL ASSET-BACKED SECURITIES ...........................................        10,539,931
                   (Cost $8,132,579)                                                              ------------

FOREIGN CORPORATE BONDS AND NOTES - 7.5%

                   AUTOMOTIVE - 1.0%
       1,300,000   Jaguar Land Rover PLC (b)....................      8.13%        05/15/21          1,365,000
                                                                                                  ------------
                   BASIC INDUSTRY - 5.7%
       1,540,000   Cascades, Inc. (a)...........................      7.88%        01/15/20          1,513,050
         850,000   FMG Resources (August 2006) Pty Ltd. (b).....      6.88%        04/01/22            864,875
       1,750,000   Ineos Group Holdings Ltd. (a) (b)............      8.50%        02/15/16          1,719,375
       1,750,000   Masonite International Corp. (a) (b).........      8.25%        04/15/21          1,828,750
       1,725,000   Tembec Industries, Inc. (a)..................     11.25%        12/15/18          1,854,375
                                                                                                  ------------
                                                                                                     7,780,425
                                                                                                  ------------
                   ENERGY - 0.8%
         375,000   Petroleum Geo-Services Asa (b)...............      7.38%        12/15/18            390,000
         645,000   Precision Drilling Corp. ....................      6.63%        11/15/20            675,638
                                                                                                  ------------
                                                                                                     1,065,638
                                                                                                  ------------
                   TOTAL FOREIGN CORPORATE BONDS AND NOTES .................................        10,211,063
                   (Cost $10,033,766)                                                             ------------


                    See Notes to Financial Statements                  Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
________________   _____________________________________________     _________    ____________    ____________
SENIOR FLOATING-RATE LOAN INTERESTS - 0.3%

                   UTILITY - 0.3%
$        834,744   Texas Competitive Electric Holdings Co.,
                     LLC Tranche B2 (d).........................      4.74%       10/10/17        $    459,677
                                                                                                  ------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ...............................           459,677
                                                                                                  ------------
                   (Cost $782,870)

STRUCTURED NOTES - 0.0%

       5,750,000   Preferred Term Securities XXV, Ltd. (f)......          (i)      06 22/37                575
       2,500,000   Preferred Term Securities XXVI, Ltd.
                     Subordinated Note (f)......................          (i)      09/22/37                250
                                                                                                  ------------
                   TOTAL STRUCTURED NOTES ..................................................               825
                                                                                                  ------------
                   (Cost $0)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%
                   FannieMae-ACES
         130,139     Series 1998-M7, Class N, IO (d)............         0.32%     05/25/36                  1
                                                                                                  ------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES .................                 1
                   (Cost $0)                                                                      ------------



     SHARES                                        DESCRIPTION                                       VALUE
________________   _________________________________________________________________________      ____________

PREFERRED SECURITIES - 0.1%

           3,500  Independence III CDO, Ltd., Series 3A, Class PS (f) (i)...................             3,500
           4,000  Soloso CDO, Ltd., Series 2005-1 (f) (i)...................................            40,000
           9,000  White Marlin CDO, Ltd., Series AI (f) (h) (i).............................            45,000
                                                                                                  ------------
                   TOTAL PREFERRED SECURITIES...............................................            88,500
                   (Cost $0)                                                                      ------------

                   TOTAL INVESTMENTS - 135.2% ..............................................       183,156,442
                   (Cost $176,943,376) (j)

                   OUTSTANDING LOAN - (40.2%) ..............................................       (54,400,000)
                   NET OTHER ASSETS AND LIABILITIES - 4.9% .................................         6,680,992
                                                                                                  ------------
                   NET ASSETS - 100.0% .....................................................      $135,437,434
                                                                                                  ------------

_________________________

  (a) All or a portion of this security is available to serve as collateral on the outstanding loan.

  (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2012, securities noted as such amounted to $35,631,179 or 26.31% of net assets.

  (c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors
        Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2012.

  (d) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2012.


Page 12                     See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

  (e)   Security missed one or more of its interest payments.

  (f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

  (g) Security is receiving less than the stated coupon. (h) The issuer is in default. Income is not being accrued.

  (i)   Zero coupon security.

  (j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,184,980 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,971,914.

ACES    Alternative Credit Enhancement Securities
CBO     Collateralized Bond Obligation
CDO     Collateralized Debt Obligation
IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of April 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
                                                         4/30/2012         PRICES          INPUTS            INPUTS
                                                       _____________     ___________    _____________      ___________
Corporate Bonds and Notes*.........................    $ 145,181,685     $        --    $ 145,181,685      $        --
Mortgage-Backed Securities:
    Collateralized Mortgage Obligations............       13,413,766              --       13,413,766               --
    Commercial Mortgage-Backed Securities..........        3,260,994              --        3,260,994               --
Asset-Backed Securities............................       10,539,931              --       10,539,931               --
Foreign Corporate Bonds and Notes*.................       10,211,063              --       10,211,063               --
Senior Floating-Rate Loan Interests*...............          459,677              --          459,677               --
Structured Notes...................................              825              --              825               --
U.S. Government Agency Mortgage-Backed
    Securities.....................................                1              --                1               --
Preferred Securities ..............................           88,500              --               --           88,500
                                                       -------------     -----------    -------------      -----------
TOTAL INVESTMENTS..................................    $ 183,156,442     $        --    $ 183,067,942      $    88,500
                                                       =============     ===========    =============      ===========

* See the Portfolio of Investments for industry breakout.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

                                                                                               CHANGE IN                   BALANCE
                                             BALANCE AS OF      TRANSFERS          NET       NET UNREALIZED      NET         AS OF
INVESTMENTS AT FAIR VALUE USING               OCTOBER 31,       IN (OUT)        REALIZED     APPRECIATION     PURCHASES    APRIL 30,
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)        2011           OF LEVEL 3    GAINS (LOSSES) (DEPRECIATION)    (SALES)       2012
____________________________________________________________________________________________________________________________________
Preferred Securities....................      $  88,500        $     --       $      --       $      --      $     --    $  88,500

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2012.


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2012 (UNAUDITED)


ASSETS:
Investments, at value
   (Cost $176,943,376).........................................................................      $183,156,442
Cash...........................................................................................         2,816,091
Prepaid expenses...............................................................................            21,523
Receivables:
   Interest....................................................................................         3,480,451
   Investment securities sold..................................................................           565,636
Other assets...................................................................................            10,112
                                                                                                     ------------
      Total Assets.............................................................................       190,050,255
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................        54,400,000
Payables:
   Investment advisory fees....................................................................           138,958
   Audit and tax fees..........................................................................            25,528
   Custodian fees..............................................................................            14,755
   Administrative fees.........................................................................            13,834
   Interest and fees on loan...................................................................             8,682
   Transfer agent fees.........................................................................             5,697
   Legal fees..................................................................................             2,395
   Trustees' fees and expenses.................................................................             2,201
   Financial reporting fees....................................................................               771
                                                                                                     ------------
      Total Liabilities........................................................................        54,612,821
                                                                                                     ------------
NET ASSETS.....................................................................................      $135,437,434
                                                                                                     ============
NET ASSETS consist of:
Paid-in capital................................................................................      $206,594,007
Par value......................................................................................            81,140
Accumulated net investment income (loss).......................................................         2,412,479
Accumulated net realized gain (loss) on investments............................................       (79,863,258)
Net unrealized appreciation (depreciation) on investments......................................         6,213,066
                                                                                                     ------------
NET ASSETS.....................................................................................      $135,437,434
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      16.69
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,113,968
                                                                                                     ============


Page 14                                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Interest......................................................................................       $  8,354,631
                                                                                                     ------------
   Total investment income.....................................................................         8,354,631
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           832,263
Interest and fees on loan......................................................................           406,542
Legal fees.....................................................................................           115,382
Administrative fees............................................................................            82,850
Audit and tax fees.............................................................................            34,311
Reorganization fees............................................................................            31,983
Printing fees..................................................................................            29,519
Transfer agent fees............................................................................            23,414
Trustees' fees and expenses....................................................................            14,163
Custodian fees.................................................................................            10,256
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            85,022
                                                                                                     ------------
   Total expenses..............................................................................         1,670,330
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         6,684,301
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain/loss on investments.......................................................          (295,503)
   Net change in unrealized appreciation (depreciation) on investments.........................         3,984,322
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         3,688,819
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 10,373,120
                                                                                                     ============

                    See Notes to Financial Statements                    Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          SIX MONTHS
                                                                                             ENDED            YEAR
                                                                                           4/30/2012          ENDED
                                                                                          (UNAUDITED)      10/31/2011
                                                                                        ______________   ______________
OPERATIONS:
Net investment income (loss).......................................................     $    6,684,301   $   5,613,623
Net realized gain (loss)...........................................................           (295,503)      2,082,983
Net change in unrealized appreciation (depreciation)...............................          3,984,322       4,136,138
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations....................         10,373,120      11,832,744
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (6,162,152)     (4,945,284)
Net realized gain..................................................................                 --              --
Return of capital..................................................................                 --        (651,423)
                                                                                        --------------   -------------
Total distributions to shareholders................................................         (6,162,152)     (5,596,707)
                                                                                        --------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares acquired through reorganization........................                 --      74,405,197
Proceeds from Common Shares reinvested.............................................            117,020              --
                                                                                        --------------   -------------
Net increase (decrease) in net assets resulting from capital transactions..........            117,020      74,405,197
                                                                                        --------------   -------------
Total increase (decrease) in net assets............................................          4,327,988      80,641,234
NET ASSETS:
Beginning of period................................................................        131,109,446      50,468,212
                                                                                        --------------   --------------
End of period......................................................................     $  135,437,434   $ 131,109,446
                                                                                        --------------   --------------
Accumulated net investment income (loss) at end of period..........................     $    2,412,479   $   1,890,330
                                                                                        ==============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          8,106,875       3,177,925
Common Shares issued through reorganization........................................              7,093       4,928,950
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --              --
                                                                                        --------------   -------------
Common Shares at end of period.....................................................          8,113,968       8,106,875
                                                                                        ==============   =============


Page 16                            See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................      $   10,373,120
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................         (38,223,424)
      Sales, maturities and paydowns of investments.............................          37,464,737
      Net amortization/accretion of premiums/discounts on investments...........            (426,690)
      Net realized gain/loss on investments.....................................             295,503
      Net change in unrealized appreciation/depreciation on investments.........          (3,984,322)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................             (66,173)
      Increase in prepaid expenses..............................................             (10,473)
      Increase in other assets..................................................             (10,112)
      Decrease in interest and fees on loan payable.............................             (55,668)
      Increase in investment advisory fees payable..............................               2,476
      Decrease in reorganization fees payable...................................             (48,407)
      Decrease in audit and tax fees payable....................................             (29,972)
      Increase in legal fees payable............................................               1,380
      Decrease in printing fees payable.........................................             (16,293)
      Increase in administrative fees payable...................................                 261
      Increase in custodian fees payable........................................               6,736
      Increase in transfer agent fees payable...................................                 246
      Decrease in Trustees' fees and expenses payable...........................              (1,311)
      Decrease in other liabilities.............................................              (3,112)
                                                                                      --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                        $ 5,268,502

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................             117,020
      Distributions to Common Shareholders from net investment income...........          (6,162,152)
                                                                                      --------------
CASH USED IN FINANCING ACTIVITIES...............................................                         (6,045,132)
                                                                                                        -----------
Decrease in cash................................................................                           (776,630)
Cash at beginning of period.....................................................                          3,592,721
                                                                                                        -----------
CASH AT END OF PERIOD...........................................................                        $ 2,816,091
                                                                                                        ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                        $   462,210
                                                                                                        ===========

                    See Notes to Financial Statements                    Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

ALL SHARE AMOUNTS, NET ASSET VALUES AND MARKET VALUES HAVE BEEN ADJUSTED AS A RESULT OF THE 1-FOR-3 REVERSE SHARE SPLIT ON SEPTEMBER 30, 2011.

                                              SIX MONTHS
                                                 ENDED           YEAR          YEAR          YEAR           YEAR          YEAR
                                               4/30/2012         ENDED         ENDED         ENDED          ENDED         ENDED
                                              (UNAUDITED)     10/31/2011   10/31/2010 (a) 10/31/2009 (b)  10/31/2008    10/31/2007
                                              __________      __________   ____________   ____________   __________    __________
 Net asset value, beginning of period .......  $   16.17       $   15.87     $   14.22     $     25.56    $    48.93    $   60.54
                                               ---------       ---------     ---------     -----------    ----------    ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ...............       0.82            0.59          1.86            3.87          6.12         7.26
 Net realized and unrealized gain (loss).....       0.46            0.32          1.17          (11.31)       (23.49)      (12.87)
                                               ---------       ---------     ---------     -----------    ----------    ---------
 Total from investment operations ...........       1.28            0.91          3.03           (7.44)       (17.37)       (5.61)
                                               ---------       ---------     ---------     -----------    ----------    ---------
 Distributions paid to shareholders from:
 Net investment income ......................      (0.76)          (0.54)           --           (0.27)        (5.13)       (5.85)
 Net realized gain ..........................         --              --            --              --            --        (0.15)
 Return of capital ..........................         --           (0.07)        (1.38)          (3.63)        (0.87)          --
                                               ---------       ---------     ---------     -----------    ----------    ---------
 Total from distributions ...................      (0.76)          (0.61)        (1.38)          (3.90)        (6.00)       (6.00)
                                               ---------       ---------     ---------     -----------    ----------    ---------
 Net asset value, end of period .............  $   16.69       $   16.17     $   15.87     $     14.22    $    25.56    $   48.93
                                               =========       =========     =========     ===========    ==========    =========
 Market value, end of period ................  $   17.34       $   14.51     $   14.49     $     13.17    $    21.45    $   45.33
                                               =========       =========     =========     ===========    ==========    =========
 Total return based on net asset value (c)...       8.34%          13.60%        23.46%         (28.92)%      (37.09)%      (9.92)%
                                               =========       =========     =========     ===========    ==========    =========
 Total return based on market value (c)......      25.44%          11.64%        21.71%         (22.00)%      (42.84)%     (19.21)%
                                               =========       =========     =========     ===========    ==========    =========
----------------------------------------------
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .......  $  135,437      $ 131,109     $  50,468     $    45,159    $   80,740    $ 154,131
 Ratio of net expenses to average net assets        2.55% (d)       2.35%         2.29%           1.77%         4.09%        4.19%
 Ratio of total expenses to average net assets
    excluding interest expense ...............      1.93% (d)       1.93%         2.21%           1.77%         2.45%        1.74%
 Ratio of net investment income (loss) to
    average net assets .......................     10.10% (d)       9.65%        12.54%          22.79%        16.48%       12.64%
 Portfolio turnover rate .....................        21%             49%          332% (e)        147% (e)        4%          21%
 INDEBTEDNESS:
 Total loan outstanding (in 000's) ........... $  54,400       $  54,400           N/A             N/A           N/A    $  67,000
 Asset coverage per $1,000 of indebtedness (f) $   3,490       $   3,410           N/A             N/A           N/A    $   3,300

----------------------------------------------
(a)   On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment
      Management Inc. (formerly known as Hyperion Brookfield Asset Management,
      Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve new such agreements.

(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve a new sub-advisory agreement with Brookfield.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflected mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous and subsequent fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(f) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.

Page 18              See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements ("U.S. GAAP"). The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

  Corporate bonds, notes, U.S. Government Securities, Mortgage-backed Securities ("MBS"), Asset-backed Securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

   1) benchmark yields;

   2) reported trades;

   3) broker/dealer quotes;

   4) issuer spreads;

   5) benchmark securities;

   6) bids and offers; and

   7) reference data including market research publications.

  A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

  Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

  Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

  Securities traded in the over-the-counter market are valued at their closing bid prices.

  Credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


  Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

   1)  the fundamental business data relating to the issuer;

   2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

   3)  the type, size and cost of a security;

   4)  the financial statements of the issuer;

   5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

   6)  the information as to any transactions in or offers for the security;

   7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

   8)  the coupon payments;

   9) the quality, value and salability of collateral, if any, securing the security;

  10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

  11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

  12)  other relevant factors.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

             o Quoted prices for similar investments in active markets.

             o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

             o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

             o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2012, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2012, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.


                                                                                                                     % OF
                                                 ACQUISITION    PRINCIPAL                  CARRYING                   NET
SECURITY                                            DATE      VALUE/SHARES     PRICE         COST      VALUE        ASSETS
---------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.24%, 03/15/22     06/26/06    $  3,000,000    $   32.50   $ 1,424,615  $   975,321    0.72%

Independence III CDO, Ltd.
   Series 3A, Class C1, 2.97%, 10/03/37           12/27/06    $  7,000,000         0.00*           --       26,950    0.02
   Series 3A, Class PS                            04/11/06           3,500         1.00            --        3,500    0.00**

Park Place Securities, Inc.
   Series 2004-WCW2, Class M10, 2.99%, 10/25/34   03/24/06    $  1,268,721         2.26        82,025       28,441    0.02

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07    $  5,750,000         0.00*           --          575    0.00**

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37       06/06/07    $  2,500,000         0.00*           --          250    0.00**

Soloso CDO, Ltd., Series 2005-1                   04/24/06           4,000        10.00            --       40,000    0.03

Summit CBO I, Ltd
   Series 1A, Class B, 1.71%, 05/23/12            08/03/05    $  4,093,795         0.00*           --           41    0.00**

White Marlin CDO, Ltd., Series AI                 06/01/07           9,000         5.00            --       45,000    0.04
                                                                                          -----------  -----------  ------
                                                                                          $ 1,506,640  $ 1,120,078    0.83%
                                                                                          ===========  ===========  ======
*  Amount is less than $0.01.
** Amount is less than 0.01%.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary income.................................      $    4,945,284
Capital gain....................................                  --
Return of capital...............................             651,423

As of October 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................    $           --
Undistributed capital gains.......................                --
                                                      --------------
Total undistributed earnings......................                --
Accumulated capital and other losses..............       (30,919,828)
Net unrealized appreciation (depreciation)........       (44,055,241)
                                                      --------------
Total accumulated earnings (losses)...............       (74,975,069)
Other.............................................          (473,612)
Paid-in capital...................................       206,558,127
                                                      --------------
Net assets........................................    $  131,109,446
                                                      ==============


G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for up to eight years following the year of the loss and offset such loss against any future realized capital gains. At October 31, 2011, the Fund had an available capital loss carryforward for federal income tax purposes of $30,919,828, expiring as follows:

         EXPIRATION DATE            AMOUNT
         October 31, 2016      $    859,121
         October 31, 2017         7,674,875
         October 31, 2018        15,630,938
         October 31, 2019         6,754,894

Of these losses, $30,896,207 are subject to loss limitation resulting from reorganization activity. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of April 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                   4. REORGANIZATION AND REVERSE STOCK SPLIT

On April 18, 2011, the Board of Trustees of the Fund approved the reorganization of each of the Fund ("FHY"), the First Trust Strategic High Income Fund ("FHI") and the First Trust Strategic High Income Fund III ("FHO"). FHY was the surviving fund.

Under the terms of the reorganizations, which were tax-free, the assets of FHI and FHO were transferred to, and the liabilities of FHI and FHO were assumed by, FHY in exchange for shares of FHY. The cost of the investments received from FHI and FHO were carried forward to FHY for U.S. GAAP and tax purposes. The FHY shares were then distributed to FHI and FHO shareholders and the separate existence of FHI and FHO ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on August 8, 2011, by the shareholders of FHI and FHO, respectively, and that the shareholders of FHY approved the issuance of additional FHY shares in connection with the reorganizations. When the reorganizations occurred on September 30, 2011, each transaction was based on the relative net asset values of FHI, FHO and FHY.


ACQUIRING (SURVIVING) FUND                 ACQUIRED FUNDS
--------------------------                 --------------
FHY                                        FHI
                                           FHO

The following table summarizes the asset transfers and conversion ratios for each fund.

                                                       ACCUMULATED     SHARE         ACQUIRING
 ACQUIRED      SHARES     NET ASSETS    UNREALIZED     NET REALIZED    CONVERSION   (SURVIVING)   SHARES       NET ASSETS
   FUND       REDEEMED    ON 9/30/11    APPR (DEPR)    LOSSES          RATIO         FUND         ISSUED       ON 9/30/11*
----------   ---------    -----------   ------------   -------------   ----------   -----------   ----------   -----------
   FHI       9,150,594    $34,305,393   $(2,806,920)   $(79,046,404)   0.745047        FHY        6,817,582    $47,972,682
   FHO       9,156,182     40,099,804    (2,401,021)    (35,818,175)   0.870347        FHY        7,969,118

*Amounts reflect net assets of FHY prior to reorganization.

The following table summarizes the operations of the Acquired Funds for the period November 1, 2010 to September 30, 2011, the operations of FHY, the Acquiring (Surviving) Fund for the year ended October 31, 2011, as presented in the Statement of Operations and the combined Acquired and Acquiring (Surviving) Funds' pro-forma results of operations for the year ended October 31, 2011 assuming the acquisition had been completed on November 1, 2010.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of FHI and FHO that have been included in FHY's Statement of Operations since September 30, 2011.


                                           NET REALIZED
                        NET               AND UNREALIZED         NET INCREASE
                    INVESTMENT            GAIN (LOSS) ON        (DECREASE) FROM
                      INCOME                INVESTMENTS           OPERATIONS
                    ----------            --------------        ---------------

Acquired Funds for the Period November 1, 2010 to September 30, 2011
        FHI        $  3,564,808            $    289,501         $   3,854,309
        FHO           3,429,563              (5,054,834)           (1,625,271)

Acquiring Fund for the Year Ended October 31, 2011
        FHY           5,613,623               6,219,121            11,832,744
                    ---------------------------------------------------------
Combined Totals     $12,607,994             $ 1,453,788          $ 14,061,782
                    =========================================================

The reorganizations concluded subsequent to the close of business on September 30, 2011.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


The Board of Trustees of FHY approved a 1-for-3 reverse stock split, which was completed upon the consummation of the reorganizations. FHY's shares are trading on a split-adjusted basis under a new CUSIP number. The reverse stock split resulted in every three outstanding shares being converted into one share, thereby reducing the number of FHY shares outstanding. Fractional shares were issued in the reverse stock split.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2012 were $37,828,735 and $38,030,373, respectively.

                                 6. BORROWINGS

The Fund has a committed facility agreement (the "Agreement") with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Agreement except upon 180 calendar days' prior notice. The borrowing rate under the Agreement is equal to the 3-month LIBOR plus 80 basis points. In addition, under the Agreement, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended April 30, 2012 was $54,400,000, with a weighted average interest rate of 1.31%. As of April 30, 2012, the Fund had outstanding borrowings of $54,400,000 under the Agreement. The high and low annual interest rates for the six months ended April 30, 2012 were 1.38% and 1.23%, respectively. The interest rate at April 30, 2012 was 1.27%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 8. LITIGATION

Lehman Brothers Special Finance, Inc. ("LBSF") is maintaining a certain class action in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"), seeking to recover funds that it alleges were inappropriately distributed to counter-parties upon the termination of credit swap agreements based on Lehman Brothers' bankruptcy. The Class Litigation was filed September 14, 2010. The Class Litigation names the issuers of certain asset-backed securities (the "Issuer Defendants"), the trustees for such securities (the "Trustee Defendants") and certain of the investors in the securities (the "Named Noteholder Defendants"). Although the Fund is not currently a Named Noteholder Defendant, by letters dated February 22, 2012, and March 1, 2012 (the "Notices"), special counsel for LBSF provided a "notice of intent" to add the Fund and two funds subsequently reorganized into the Fund, (FHI and FHO) as Named Noteholder Defendants in the Class Litigation.

The Fund has been advised that it has received, in the aggregate, $6,750,000 from one Issuer Defendant. The Fund cannot predict whether it will ultimately be a Named Noteholder Defendant in the Class Litigation, or what the outcome of any litigation might be.

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 21, 2012, the Fund declared a dividend of $0.1325 per share to Common Shareholders of record on June 5, 2012, payable June 15, 2012.

On June 20, 2012, the Fund declared a dividend of $0.1325 per share to Common Shareholders of record on July 5, 2012, payable July 16, 2012.

On June 8, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on Monday, April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Thomas R. Kadlec and Richard E. Erickson were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as Class I Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Kadlec was 7,059,086, the number of votes against was 175,641 and the number of abstentions was 872,148. The number of votes cast in favor of Mr. Erickson was 7,060,729, the number of votes against was 173,998 and the number of abstentions was 872,148. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

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


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


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

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY  10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)                First Trust Strategic High Income Fund II
            --------------------------------------------------------------------

By (Signature and Title)*   /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)


Date  June, 25, 2012
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)


Date  June, 25, 2012
     ---------------------------------------------------------------------------


By (Signature and Title)*   /s/ James M. Dykas
                         -------------------------------------------------------
                            James M. Dykas, Treasurer, Chief Financial Officer
                            and Chief Accounting Officer
                            (principal financial officer)

Date  June, 25, 2012
     ---------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.